SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 21, 2014

SINO-GLOBAL SHIPPING AMERICA, LTD.

(Exact name of registrant as specified in its charter)

Virginia	001-34024	11-3588546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136-56 39th Avenue, Room #305

Flushing, New York 11354

(Address of principal executive offices and zip code)

(718) 888-1814

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed by Sino-Global Shipping America, Ltd. (the “Registrant”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Registrant filed with the Securities and Exchange Commission on January 27, 2013 (the “Original Report”) to announce the preliminary results of the Registrant’s 2014 Annual Meeting of Shareholders held on January 21, 2014 (“2014 Annual Meeting”). This Amendment is being filed to report the final voting results for the 2014 Annual Meeting.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant held its 2014 Annual Meeting of Shareholders on January 21, 2014, at 11:00 a.m., Beijing time at Room 1108, Tower B, TEWOO Plaza, No. 22 Liuyangdao, Dashi Industrial Zone, Xiqing District, Tianjin, People's Republic of China. A total of 4,570,413 of the Registrant’s shares of common stock were present in person or by proxy, representing a quorum of 97.16%. The following tables reflect the tabulation of the votes with respect to each proposal submitted to a vote of the Registrant’s shareholders at the 2014 Annual Meeting. Abstentions were counted as present for the purpose of establishing a quorum, but were not treated as votes cast on each respective proposal with the exception of Proposals 5 and 6, for which abstentions were counted as votes against such proposals.

PROPOSAL 1: Election of Directors

a.	To elect two Class I members of the Board of Directors to serve terms expiring at the Annual Meeting of Shareholders in 2017 or until their successors are duly elected and qualified. The Class I nominees who received a plurality of the properly cast votes were Dennis O. Laing and Anthony S. Chan, who were thereby elected to the Registrant’s Board of Directors. The tabulation of the voting results is as follows:

Nominee	For		Withheld		Abstain/Broker Non-Vote
	Number	Percentage	Number	Percentage	Number
Dennis O. Laing	3,211,090	93.71%	215,650	6.29%	0
Anthony S. Chan	3,210,985	93.70%	215,755	6.30%	0

The Table below shows the composition of the Registrant’s Board of Directors and the Board committees following the 2014 Annual Meeting of Shareholders:

Post-AGM Board	Independent	Committees
Lei Cao	No
Anthony S. Chan	No
Jing Wang	Yes	Audit, Corporate Governance, Compensation*
Dennis O. Laing	Yes	Audit, Corporate Governance,* Compensation
Tielang Liu	Yes	Audit,* Corporate Governance, Compensation

* Chair of Committee

PROPOSAL 2: Ratification of Appointment of Independent Auditor

a.	To ratify the appointment of Friedman LLP as the Registrant’s independent registered public accountant for the fiscal year ending June 30, 2014. The proposal was approved by a majority vote of 99.93% of the votes cast. The tabulation of the voting results is as follows:

For		Withheld		Abstain/Broker Non-Vote
Number	Percentage	Number	Percentage	Number
4,023,323	99.93%	2,658	0.07%	20,374

PROPOSAL 3: Advisory Vote on Executive Compensation

a.	To vote on an advisory, nonbinding resolution to approve the compensation of the Company's named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The tabulation of the voting results is as follows:

For		Withheld		Abstain/Broker Non-Vote
Number	Percentage	Number	Percentage	Number
3,205,733	93.59%	219,657	6.41%	1,350

PROPOSAL 4: Advisory Vote on Frequency of Vote on Executive Compensation Vote

a.	To vote on an advisory, nonbinding resolution to approve the frequency of advisory votes on named executive officer compensation. The tabulation of the voting results is as follows:

Every One Year		Every Two Years		Every Three Years		Abstain/Broker Non-Vote
Number	Percentage	Number	Percentage	Number	Percentage	Number
3,424,041	99.93%	559	0.02%	1,800	0.05%	340

Based on the foregoing advisory votes, the Registrant will seek shareholder approval, on a nonbinding advisory basis, on the frequency of voting on executive compensation each year.

PROPOSAL 5: Increase of Authorized Shares of Common Stock

a.	To approve the increase of the number of authorized shares of Common Stock from 10 million to 50 million shares. The tabulation of the voting results is as follows:

For		Withheld		Abstain/Broker Non-Vote
Number	Percentage	Number	Percentage	Number
3,654,432	90.64%	377,299	9.36%	14,623

PROPOSAL 6: Increase of Authorized Shares of Preferred Stock

a.	To approve the increase of the number of authorized shares of Preferred Stock from 1 million to 2 million shares. The tabulation of the voting results is as follows:

For		Withheld		Abstain/Broker Non-Vote
Number	Percentage	Number	Percentage	Number
3,201,303	93.55%	220,667	6.45%	4,770

PROPOSAL 7: Implementation of 2014 Share Incentive Plan

a.	To approve the implementation of a new share incentive plan with 10 million shares of common stock. The tabulation of the voting results is as follows:

For		Withheld		Abstain/Broker Non-Vote
Number	Percentage	Number	Percentage	Number
3,202,788	93.50%	222,702	6.50%	1,250

PROPOSAL 8: Termination of Trading Restrictions on Zhong Zhang Common Stock

a.	To approve the termination of certain restrictions related to the disposition of shares issued to Mr. Zhang pursuant to last year’s annual meeting of shareholders. As previously disclosed, Mr. Zhang abstained from voting on this proposal. The tabulation of the voting results is as follows:

For		Withheld		Abstain/Broker Non-Vote
Number	Percentage	Number	Percentage	Number
1,403,307	86.46%	219,683	13.54%	1,803,750

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 3, 2014	SINO-GLOBAL SHIPPING AMERICA, LTD.

	By:	/s/ Lei Cao
	Name:	Lei Cao
	Its:	Chief Executive Officer